A SWISS                      THE SWISS
          INVESTMENTS           ---------------------------
              FUND                        HELVETIA
                                ---------------------------
                                         FUND, INC.
                                ---------------------------
                                        www.swz.com



        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.          SEMI-ANNUAL
         1270 Avenue of the Americas           REPORT
                  Suite 400                    FOR THE
             New York, NY 10020                SIX MONTHS ENDED
               1-888-SWISS-00                  JUNE 30, 2002
               (212) 332-2760
             http://www.swz.com

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers                                       The Investment Advisor

Paul Hottinguer                 Rodolphe E. Hottinger        The Swiss  Helvetia  Fund,  Inc.  (the "Fund") is managed by
Chairman and                    President and                Hottinger  Capital  Corp.,   which  is  100%  owned  by  the
Chief Executive Officer         Chief Operating Officer      Hottinger Group.

Eric R. Gabus                   Rudolf Millisits             The Hottinger Group dates back to Banque  Hottinguer,  which
Vice Chairman (Non officer)     Senior Vice President        was  formed in Paris in 1786 and is one of  Europe's  oldest private  banking  firms.  The  Hottinger  Group has remained
Alexandre de Takacsy            Philippe Comby               under the  control of the  Hottinger  family  through  seven
Director                        Vice President               generations. It has offices in New York, Zurich, Luxembourg,
                                                             Geneva, Vienna, London, and the Bahamas.
Claude Frey                     Edward J. Veilleux
Director                        Vice President and           EXECUTIVE OFFICES
                                Treasurer                    The Swiss Helvetia Fund, Inc.
Baron Hottinger                                              1270 Avenue of the Americas
Director                        Paul R. Brenner, Esq.        Suite 400
                                Secretary                    New York, New York 10020
Claude Mosseri-Marlio                                        1-888-SWISS-00 (1-888-794-7700)
Director                        Leslie K. Klenk              (212) 332-2760
                                Assistant Vice President
Didier Pineau-Valencienne*                                   FOR INQUIRIES AND REPORTS:
Director                        Frederick Skillin            1-888-SWISS-00 (1-888-794-7700)
                                Assistant Treasurer          Fax (212) 332-7931
Stephen K. West, Esq.*                                       email: swz@swz.com
Director                        Dawn L. Taylor
                                Assistant Treasurer          WEBSITE ADDRESS
Samuel B. Witt III, Esq.**                                   http://www.swz.com
Director
                                                             The Fund
------------------------------------------------
 * Audit Committee member                                    The  Swiss  Helvetia  Fund,   Inc.  is  a   non-diversified,
** Audit Committee chairman                                  closed-end  investment  company  whose  objective is to seek long-term capital  appreciation through investment in equity
INVESTMENT ADVISOR                                           and equity-linked  securities of Swiss companies.  The Fund,
Hottinger Capital Corp.                                      listed  on the New York  Stock  Exchange  under  the  symbol
1270 Avenue of the Americas                                  "SWZ," is managed by Hottinger Capital Corp.
Suite 400
New York, New York 10020                                     Net Asset Value is  calculated  daily by 6:00 P.M.  (Eastern
(212) 332-7930                                               Time).  The most recent  calculation is available by calling
                                                             1-888-SWISS-00 or by accessing our Website. Weekly Net Asset
ADMINISTRATOR                                                Value is also  published in Barron's,  the Monday edition of
Forum Administrative Services, LLC                           The Wall Street  Journal  and the Sunday  Edition of The New
                                                             York Times.
CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS

REVIEW OF MACRO-ECONOMY AND FINANCIAL MARKET CONDITIONS

     The currency outlook presented in the last quarterly report was quite prescient. Increasing deficits, low interest rates, rising consumer debt, and accounting scandals have culminated in a lower U.S. dollar exchange rate against the Swiss franc. From the beginning of January through the end of May, the exchange rate fell 5.2% to 1.56 francs per dollar, below even mid-September levels. The dollar's decline accelerated in June, falling another 5.4% in just one month to 1.48 (see chart on the following page). In addition to the factors cited above, concerns over the possibility of further terrorism and additional military campaigns continue to hang over the U.S. currency.

---------------------------------------------------------------------------------------------------------------------------------
PEER GROUP PERFORMANCE IN SWISS FRANCS*
---------------------------------------------------------------------------------------------------------------------------------
                            TOTAL RETURN
                            YEAR TO DATE                                                                              CUMULATIVE
                               AS OF       TOTAL RETURN   TOTAL RETURN   TOTAL RETURN   TOTAL RETURN   TOTAL RETURN   PERFORMANCE
                              6/30/02          2001           2000           1999           1998           1997       1/97 - 6/02
---------------------------------------------------------------------------------------------------------------------------------
 SWISS HELVETIA FUND          (2.93)%        (22.91)%        14.06%         14.70%         15.89%         55.38%        76.29%
---------------------------------------------------------------------------------------------------------------------------------
 Swiss Performance Index
   (SPI)                      (5.38)%        (22.03)%        11.91%         11.69%         15.36%         55.19%        65.09%
---------------------------------------------------------------------------------------------------------------------------------
 Swiss Market Index (SMI)
   (29 companies)             (6.83)%        (21.11)%         7.47%          5.71%         14.28%         58.93%        51.66%
---------------------------------------------------------------------------------------------------------------------------------
 Switzerland iShares**
   (Formerly called Webs
   Switzerland)               (4.63)%        (23.39)%         7.47%         12.52%         12.28%         44.59%        43.43%
---------------------------------------------------------------------------------------------------------------------------------
 CS Equity Swiss Blue
   Chips                      (7.84)%        (22.12)%        10.97%          7.57%         14.24%         59.85%        56.46%
---------------------------------------------------------------------------------------------------------------------------------
 UBS Equity Inv.
   Switzerland                (5.00)%        (22.00)%         7.40%          6.40%         12.80%         56.00%        49.00%
---------------------------------------------------------------------------------------------------------------------------------
 Pictet Valsuisse             (6.30)%        (22.49)%         7.34%          9.36%         11.02%         55.67%        47.34%
---------------------------------------------------------------------------------------------------------------------------------
 Saraswiss (Bank Sarasin)     (6.50)%        (24.45)%         9.72%          6.87%         12.75%         53.62%        43.47%

SOURCES: BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES, AND INVESTMENT COMPANY CAPITAL CORP. ("ICCC")

*PERFORMANCE OF A FUND IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE EXCEPT FOR SARASWISS, TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE INFORMATION FROM SUCH FUNDS IS DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES.
**SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL (SWITZERLAND) INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE DECEMBER 31 CLOSING PRICES EACH YEAR USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF THE CLOSE OF EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 CHF/USD = 1.339, 12/31/97 CHF/USD = 1.462, 12/31/98 CHF/USD = 1.3737, 12/31/99 CHF/USD =
1.59,  12/31/00 CHF/ USD = 1.6149,  12/31/01 CHF/USD = 1.660,  6/30/02 CHF/USD =
1.4810.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

CURRENCY EXCHANGE MOVEMENTS --
YEAR TO DATE AS OF 6/28/02

(Performance Graph)

                                                  SWISSFRANC/EURO 0.3%           USD/EURO 14.3%               USD/CHF 13.9%
                                                  --------------------           --------------               -------------
3/28/02                                                    0.00                        0.00                        0.00
4/2/02                                                    -0.31                        0.71                        1.02
4/3/02                                                    -0.29                        0.91                        1.20
4/4/02                                                    -0.36                        1.08                        1.44
4/5/02                                                    -0.08                        0.71                        0.79
4/8/02                                                    -0.22                        0.62                        0.85
4/9/02                                                    -0.03                        0.45                        0.48
4/10/02                                                   -0.03                        0.85                        0.88
4/11/02                                                    0.03                        0.80                        0.77
4/12/02                                                   -0.10                        0.91                        1.00
4/15/02                                                    0.03                        0.89                        0.87
4/16/02                                                    0.17                        0.91                        0.73
4/17/02                                                    0.25                        1.79                        1.53
4/18/02                                                    0.10                        1.96                        1.86
4/19/02                                                    0.02                        1.86                        1.54
4/22/02                                                   -0.02                        1.81                        1.83
4/23/02                                                    0.10                        1.70                        1.60
4/24/02                                                   -0.10                        1.93                        2.02
4/25/02                                                   -0.16                        2.81                        2.97
4/26/02                                                   -0.18                        2.83                        3.01
4/29/02                                                   -0.22                        3.60                        3.83
4/30/02                                                   -0.33                        3.26                        3.60
5/2/02                                                    -0.72                        3.53                        4.28
5/3/02                                                    -0.83                        4.12                        4.99
5/6/02                                                    -0.73                        4.81                        5.58
5/7/02                                                    -0.53                        4.60                        5.16
5/8/02                                                    -0.73                        4.17                        4.94
5/9/02                                                    -0.84                        3.86                        4.74
5/10/02                                                   -0.84                        4.52                        5.40
5/13/02                                                   -0.87                        4.52                        5.43
5/14/02                                                   -0.80                        3.87                        4.70
5/15/02                                                   -0.74                        3.51                        4.28
5/16/02                                                   -0.79                        4.59                        5.38
5/17/02                                                   -0.70                        4.91                        5.64
5/20/02                                                   -0.90                        5.48                        6.44
5/21/02                                                   -0.99                        5.81                        6.86
5/22/02                                                   -0.98                        6.14                        7.20
5/23/02                                                   -0.91                        5.61                        6.57
5/24/02                                                   -0.61                        5.32                        5.97
5/27/02                                                   -0.55                        5.34                        5.92
5/28/02                                                   -0.29                        6.09                        6.40
5/29/02                                                   -0.08                        6.83                        6.92
5/30/02                                                   -0.09                        7.46                        7.56
5/31/02                                                   -0.18                        7.60                        7.79
6/3/02                                                     0.02                        6.75                        6.73
6/4/02                                                     0.08                        8.15                        8.06
6/5/02                                                     0.23                        7.42                        7.17
6/6/02                                                     0.50                        7.59                        7.05
6/7/02                                                     0.27                        8.34                        8.05
6/10/02                                                    0.37                        8.43                        8.02
6/11/02                                                    0.56                        7.94                        7.34
6/12/02                                                    0.71                        8.34                        7.58
6/13/02                                                    0.63                        7.94                        7.27
6/14/02                                                    0.57                        8.54                        8.04
6/17/02                                                    0.65                        8.05                        7.35
6/18/02                                                    0.63                        8.71                        8.03
6/19/02                                                    0.48                        9.59                        9.07
6/20/02                                                    0.02                        9.95                        9.73
6/21/02                                                    0.16                       10.45                       10.28
6/24/02                                                    0.18                       12.12                       11.93
6/25/02                                                    0.12                       11.33                       11.17
6/26/02                                                    0.08                       13.67                       13.77
6/27/02                                                    0.35                       12.61                       12.21
6/28/02                                                    0.35                       14.34                       13.94

     However, relative to other major economies, the economic activity in the U.S. was robust in the quarter. Real Gross Domestic Product (GDP) grew at an annualized rate of 5.6% in the first quarter of this year and continued an upward, though more subdued, trajectory in the second quarter. While a significant portion of this growth stemmed from the slowdown in inventory reductions, the overall picture was still quite positive. U.S. exports grew considerably and may well continue to grow to take advantage of more competitive exchange rates.

     The European Union (EU) did not fare quite as well in the first quarter. Real GDP growth was at an anemic, though still positive 0.9% annualized rate. Surveys cited by the Swiss National Bank indicated that the sentiment among European producers and consumers will likely improve, and the European economic revival is "likely to pick up steam as the year goes on".

     Without clear signals of any major turning point in the major economies, the dominant story of the past quarter has been the outbreak of accounting scandals and the developing response by investors, regulators, executives, and other stakeholders. While initially limited to U.S. markets, recent events at Vivendi suggest that these problems may extend beyond national borders in this increasingly global business climate.

     Over a  longer  horizon,  investor  confidence  will  likely  be  restored.
Executives, directors and auditors have a renewed sense of urgency. Any discovery of misstated financials could stir a public outcry, damage brands, depress stock prices, and perhaps even create personal criminal and civil liability. Future annual reports should provide a better window into each company's financial health. Between now and then, investors will slowly learn how much has been hidden from their view.

     Fund Management is hopeful that prudent legislation will strengthen equity markets in the medium and long term. However, hope is not an adequate basis for an investment strategy. Management will monitor global legislative developments closely to determine the impact on international money flows, equity price levels, and the relative competitiveness of international markets.

REVIEW OF SWISS EQUITY MARKETS

     The Swiss equity market stood out among the world's major stock indexes with its strong year-to-date performance through the end of May. The SPI and SMI had gained

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

3.7% and 2.4% respectively while the S&P 500 fell 7.1% and the European Stoxx 50 lost 9.4%. However, corresponding to the slide in the U.S. dollar and U.S. equity markets, the SPI fell sharply in June, down 8.8% for the month, dragging year-to-date performance down to negative 5.4% in Swiss franc terms. However, after adjusting for the sharp movement in the exchange rate, the SPI gained 5.5% year-to-date in U.S. dollar terms.

     As illustrated on the accompanying graph, Swiss small caps held their valuation and have outperformed larger companies. Management believes a key factor has been the small caps' low relative exposure to U.S. currency movements. Also contributing to small cap performance was the crisis of confidence in large caps. Overseas scandals have eroded the perception of blue chips as safe investments.

SPI LARGE, MID AND SMALL CAPS -- NORMALIZED FROM 3/28/02

(Performance Graph)

                                                  SPI SMALL COMPANIES:        SPI MIDDLE COMPANIES:       SPI LARGE COMPANIES:
                                                         (1.2%)                      (6.7%)                      (9.5%)
                                                         -------------        ---------------------       --------------------
3/28/2002                                                  0.00                        0.00                        0.00
4/2/2002                                                  -1.23                        0.44                        0.25
4/3/2002                                                  -0.72                        1.36                        0.58
4/4/2002                                                  -0.61                        0.77                        0.26
4/5/2002                                                   0.33                        1.19                        0.10
4/8/2002                                                  -0.18                        0.39                       -1.07
4/9/2002                                                   0.03                        0.88                       -0.25
4/10/2002                                                  0.27                        1.23                        0.31
4/11/2002                                                  0.28                        0.92                       -0.99
4/12/2002                                                 -0.12                        0.59                       -1.07
4/15/2002                                                 -0.64                        0.57                       -0.71
4/16/2002                                                 -0.04                        1.21                        0.25
4/17/2002                                                  0.63                        1.98                        0.74
4/18/2002                                                  0.80                        1.74                        0.70
4/19/2002                                                  1.21                        1.76                        0.64
4/22/2002                                                  1.17                        1.11                        0.80
4/23/2002                                                  1.30                        0.95                        0.69
4/24/2002                                                  1.23                        0.86                        0.79
4/25/2002                                                  1.03                       -0.37                       -0.49
4/26/2002                                                  1.28                       -0.42                       -1.44
4/29/2002                                                  0.57                       -0.21                       -0.90
4/30/2002                                                  0.75                       -0.20                       -1.06
5/2/2002                                                   0.70                       -0.25                       -1.14
5/3/2002                                                   0.93                       -0.09                       -0.43
5/6/2002                                                   0.41                       -0.15                       -0.80
5/7/2002                                                  -0.23                       -1.26                       -2.23
5/8/2002                                                   0.19                        0.12                       -0.56
5/9/2002                                                  -0.33                        0.21                       -0.50
5/10/2002                                                  0.37                        0.05                       -1.35
5/13/2002                                                  0.27                       -0.10                       -0.80
5/14/2002                                                  0.96                        0.60                        0.03
5/15/2002                                                  1.10                        1.34                        0.74
5/16/2002                                                  1.81                        1.81                        1.07
5/17/2002                                                  2.44                        1.94                        0.33
5/20/2002                                                  2.17                        1.90                       -0.23
5/21/2002                                                  2.56                        1.44                        0.10
5/22/2002                                                  2.51                        0.83                       -0.37
5/23/2002                                                  2.72                        0.12                       -0.71
5/24/2002                                                  2.84                        0.13                       -0.53
5/27/2002                                                  3.30                        0.49                       -0.02
5/28/2002                                                  3.15                        0.16                       -0.37
5/29/2002                                                  3.07                        0.05                       -0.12
5/30/2002                                                  2.90                       -0.33                       -0.96
5/31/2002                                                  3.94                        0.40                       -0.52
6/3/2002                                                   3.36                       -0.08                       -0.86
6/4/2002                                                   2.25                       -1.03                       -2.92
6/5/2002                                                   2.41                       -0.46                       -3.15
6/6/2002                                                   2.36                       -0.88                       -3.71
6/7/2002                                                   1.38                       -2.03                       -5.47
6/10/2002                                                  1.36                       -1.80                       -5.20
6/11/2002                                                  1.46                       -1.06                       -4.23
6/12/2002                                                  0.95                       -2.63                       -7.17
6/13/2002                                                  0.62                       -3.44                       -8.56
6/14/2002                                                 -0.51                       -5.34                       -9.60
6/17/2002                                                 -0.22                       -4.56                       -6.77
6/18/2002                                                 -0.80                       -4.85                       -8.13
6/19/2002                                                 -0.91                       -5.55                       -9.69
6/20/2002                                                 -1.64                       -7.38                      -12.58
6/21/2002                                                 -1.92                       -7.67                      -12.36
6/24/2002                                                 -3.22                       -9.14                      -15.39
6/25/2002                                                 -1.42                       -7.31                      -12.59
6/26/2002                                                 -3.16                       -9.42                      -14.92
6/27/2002                                                 -2.22                       -8.25                      -13.57
6/28/2002                                                 -1.25                       -6.72                       -9.55

     The market punished financial services firms severely in the quarter. Credit Suisse and Zurich Financial dragged down the sector, falling nearly 26% and 23% respectively on concerns of capital adequacy. The performance of the banking sector (distinct from the financial services sector) was dominated by UBS, which lost nearly 10% in the quarter. Revenues are driven by security prices and trading volume in both the financial services and banking sectors. The broad decline in global indexes directly impact top line performance in these sectors.

     The insurance sector had been among the poorest performers of this year's first quarter. The slide continued into the second quarter, driven down by a confluence of several factors. The primary reason for this underperformance was the concern over capital adequacy. Many investors in the sector shifted their focus from earnings multiples to balance sheet solvency and integrity. Large portions of insurance reserves are held in equities. As the equity markets declined, insurance companies were forced to shore up their reserves with additional capital.

     Adding to the insurers' "capital strain" was the need for new business capital and an increase in EU solvency requirements in 2002. Credit Suisse Group provided the quarter's clearest example of capital strain. The firm announced a 600 million Swiss franc (Sfr) capital injection into its Winterthur insurance unit during the quarter, following a 1,130 million Sfr subordinated loan provided earlier in the year. Even after providing Winter-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

thur with nearly 1.75 billion Sfr in the first half of 2002, it is unclear if the unit's capital will prove adequate.

     Moreover, a large and growing proportion of the capital carried by insurers consists of intangibles, such as capitalized software costs and "acquired intangible assets", also known as goodwill. As recent history has shown, the valuation of intangibles is precarious. Capital structures dependent upon intangibles are more fragile than equity consisting of old-fashioned cash. In the post-Enron environment, investors sharply discount intangible assets for their inherent risk. The combination of declining capital quality and increasing capital needs has proven unpalatable for investors, and the insurance sector fell 16.5% for the first half of 2002.

     Insurance companies were largely responsible for the June decline in Swiss equity prices. Much of the massive selling on the Swiss market was led by insurance companies in need of liquidity. The reserve levels of many insurers were far too low to sustain high allocations of equities within their portfolios. As the insurers extensively reduced their equity positions, the short-term supply of securities outstripped demand, pushing prices down. This "technical selling" brought large portions of the Swiss market into undervalued territory.

----------------------------------------------------------------
SWISS PERFORMANCE INDEX (12/31/01 - 6/30/02)
PERFORMANCE IN SWISS FRANCS
----------------------------------------------------------------
                                         FOR THE      PREVIOUS
                         YEAR TO DATE    QUARTER       QUARTER
                         (12/31/01 -    (4/01/02 -   (12/31/01 -
                           6/30/02)      6/30/02)     3/31/02)
----------------------------------------------------------------
 SWISS PERFORMANCE
   INDEX (SPI)               (5.4)%        (9.1)%        4.1%
----------------------------------------------------------------
  Non Cyclical Goods &
    Services                 22.2          12.4          8.7
----------------------------------------------------------------
  Auto                       22.1          10.8         10.2
----------------------------------------------------------------
  Utility Suppliers          14.0           8.7          4.9
----------------------------------------------------------------
  Chemicals                   9.6          (5.9)        16.1
----------------------------------------------------------------
  Media                       3.9          (3.6)         7.9
----------------------------------------------------------------
  Healthcare                  3.6          (6.1)        10.3
----------------------------------------------------------------
  Cyclical Goods &
    Services                  1.2          15.6         19.8
----------------------------------------------------------------
  Construction                0.4          (5.3)         6.0
----------------------------------------------------------------
  Food and Beverages         (0.3)         (5.5)         5.5
----------------------------------------------------------------
  Telecommunications         (1.8)        (12.7)        12.4
----------------------------------------------------------------
  Industrial Goods &
    Services                 (1.9)         (5.2)         3.4
----------------------------------------------------------------
  Basic Resources            (7.7)        (16.9)        11.1
----------------------------------------------------------------
  Banks                     (10.5)         (9.4)        (1.2)
----------------------------------------------------------------
  Technology                (16.2)        (20.2)         4.9
----------------------------------------------------------------
  Insurance                 (16.5)         (8.1)        (9.1)
----------------------------------------------------------------
  Retail                    (18.3)        (11.1)        (8.1)
----------------------------------------------------------------
  Financial Services        (28.3)        (23.3)        (6.6)

SOURCE: SWX SWISS EXCHANGE

     Technology stocks were also hit hard in the quarter. Kudelski accelerated its slide since the beginning of the year, losing nearly 40% in the most recent quarter. Logitech, while still up somewhat for the year to date, slid more than 13% for the quarter. Technology is inherently risky. Companies must stay

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (CONTINUED)

ahead of the technology curve, and their technology must be adopted by paying customers.

     Cyclical stocks gave back most of their impressive gains of the previous quarter. Exchange rates and concerns over trade policy have eroded near-term profits and may weaken long-term outlook. Consensus opinions seem to indicate that the business cycle will not favor Swiss cyclicals as early as previously expected. Among the largest cyclicals, Richemont declined nearly 13% and Swatch gave back nearly 23%.

     Non-cyclicals gained considerably in the quarter. Led by the more than 11% gain of Givaudan, the consistent profitability of these firms made them more attractive than companies that have too often failed to meet expectations. Givaudan and its non-cyclical peers benefit from being a "bird in the hand".

     Several of the Fund's largest positions outperformed the Swiss market in the quarter. Nestle dropped just over 7%. During the quarter, Nestle acquired American ice-cream powerhouse Breyers, giving Nestle a large lead in the U.S. ice cream market. Nestle and L'Oreal announced a joint venture to enter the market for cosmetic nutritional supplements.

     Novartis weathered the storm well, losing only 1% in the quarter. Relative to other stocks, the markets rewarded Novartis for its predictable earnings stream and robust pipeline.

SWISS ECONOMY

     The KOF economic barometer held steady during the quarter, opening the quarter in April at minus 0.72 and ending the quarter with a June value of minus
0.71. (The KOF, consisting of six leading economic indicators published by the Swiss Federal Institute of Technology (ETH), signals the growth trend of the gross domestic product of Switzerland, including growth acceleration or growth slowdown). While still below the baseline value of zero, the current KOF reading is well above November's low of minus 1.28. On balance, the Swiss economy was stagnant, neither escaping an economic slowdown nor slipping towards recession. The ETH does expect further growth in the second half of 2002, though at a subdued pace.

     Economic data for the quarter confirms the stability suggested by the KOF indicator. Unemployment held steady at 2.5% throughout the quarter, only slightly higher than December's 2.4%. The Swiss National Bank expects average annual inflation to hover between 0.9% and 1.6% for the next three years. For 2002, the National Bank still anticipates a growth rate of around 1% and stronger growth in 2003.

     A major influence on the Swiss economy throughout the quarter has been the appreciation of the Swiss franc. Exports are a major driver of the Swiss economy, and a strong franc impairs the competitiveness of Swiss products. The Swiss National Bank expects an economic upswing to be triggered by

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS (CONTINUED)

exports and these, in turn, will depend on improved economic conditions worldwide.

FUND PERFORMANCE

     The Second Quarter was a difficult one in both Swiss and U.S. equity markets. The Fund outperformed both Swiss and U.S. indexes in terms of Net Asset Value (NAV), gaining 5.1% in U.S. dollars during the quarter. The benchmark Swiss Performance Index (SPI) gained only 2.9% in U.S. dollar terms in the same period. To put those gains in perspective, the Dow Jones Industrial Average lost 11%, or nearly 1,165 points during the quarter. The chart on the preceding page illustrates the performance of the Swiss equity markets by industry sector in Swiss francs.

     In the second quarter alone, the U.S. dollar depreciated 11.6% against the Swiss franc. The marked drop in the Swiss franc/U.S. dollar exchange rate had a considerably positive impact on the U.S. dollar performance of the Fund. In Swiss franc terms, the Fund had a net loss, though considerably smaller than the decline in the SPI. The exchange rate movement underscores the importance of currency diversification, and the Fund provides one means by which investors can achieve such diversification.

     The Fund grew in both market price and net asset value in the first two quarters of 2002 in U.S. dollar terms. In contrast, the major U.S. equity indexes declined precipitously.

-------------------------------------------------------
SWISS EQUITY INDEX COMPARISON (12/31/01 - 06/30/02)
-------------------------------------------------------
                                     LOCAL        U.S.$
                                    CURRENCY      TERMS
-------------------------------------------------------
 SWISS PERFORMANCE INDEX            (5.38)%       5.52%
-------------------------------------------------------
 SWISS HELVETIA NAV                 (2.93)%       8.25%
-------------------------------------------------------
 SWISS HELVETIA MARKET PRICE        (5.97)%       4.86%

     The Fund's discount increased during the quarter, as the growth in net assets outpaced market price gains. While this development impaired Fund performance for the quarter, it increases the potential for market price appreciation in the future due to a potential narrowing of the discount.

STRATEGY

     Going forward, concern regarding the capital adequacy of many large firms should continue to be a major theme. This concern is reinforced by the increasing difficulty of raising capital in the current market. Corporate bond spreads over treasuries are very high, cash flows are under pressure, and banks are reluctant to provide much needed short term financing.

     In addition, lingering over-capacity and high debt levels should constrain the expected economic recovery, leading to lackluster growth. In that context, and mindful of potential problems in the financial system, Management will continue to focus on low risk stocks with strong cash flow generation and a high percentage of tangible equity relative to debt. Such companies will be able to sustain continuing difficulties in the economy and in the capital markets. These enduring

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS (CONCLUDED)

firms can then take advantage of the depressed valuations of their competitors to gain market share by acquisitions.

     Occasionally, the markets offer very attractive valuations for leading companies as a result of forced or "technical" selling by insurance companies, institutional investors, and mutual funds (due to redemptions). Management took advantage of depressed valuations during the June decline in equity prices, and looks to do so again as future buying opportunities present themselves.

     Management's stock selection will focus on companies with long term competitive advantages, such as lower cost of capital, superior business models, dominant market share and operational excellence (cost cutting and reduction of debt). In the current markets, and as far as we can see in this cycle, capital is not as readily available a commodity as it was in the late 90's. A solid base of equity capital should prove to be a critical advantage going forward. In addition, we expect in the medium-term that regulators will increase equity requirements and minimum solvency ratios for conducting business in the banking industry. This turbulent period should demonstrate how risks can accumulate as negative events occur in series. Many firms based their "optimal capital structures" on high 2001 equity values. As markets decline, many firms find their capital structures precariously laden with debt. Firms carrying a large cushion of equity capital should provide investors with a valuable measure of security.

Sincerely,

/s/ Paul Hottinguer

Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

/s/ Rodolphe Hottinger

Rodolphe Hottinger
PRESIDENT AND CHIEF OPERATING OFFICER

June 30, 2002

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

REVIEW OF OPERATIONS

Trading Activity for the six months ended June 30, 2002 involved changes in the following positions:

NEW INVESTMENTS BY THE FUND
-------------------------------------------------------

ABB Ltd.
Clariant AG
Givaudan
SGS Societe Generale de Surveillance Holding SA
Syngenta AG
Sulzer AG
Zurich Financial Services

-------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
-------------------------------------------------------

Adecco SA
Converium Holding AG
Schindler Holding AG
Sika AG
Swiss Reinsurance Company

SECURITIES DISPOSED OF
-------------------------------------------------------

Disetronic Holding Ltd.
Huber & Suhner AG
Jelmoli Holding AG
Julius Baer Holdings AG
Kudelski SA
Phonak Holding Ltd.
Schaffner Holding Ltd.
Tecan Group, Ltd.
Vontobel Holding AG

-------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
-------------------------------------------------------

Bank Sarasin & Co.
Berna Biotech AG
Credit Suisse Group
Holcim Ltd.
Kaba Holding AG
Logitech International SA
Lonza Group AG
Serona SA
Swisscom AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)                                June 30, 2002

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- 95.22%
BANKS -- 6.78%

      500  BANK SARASIN & CO.
           Registered Shares               $    895,989    0.27%
           Specializes in investment
           advisor services and portfolio
           management for private and
           institutional customers in
           Europe.
           (Cost $327,724)

  435,000  UBS AG
           Registered Shares                 21,877,142    6.51
           Global bank with three core
           business units: UBS
           Switzerland, UBS Asset
           Management and UBS Warburg.(2)
           (Cost $8,162,640)
                                           ------------  ------
                                             22,773,131    6.78

BIOTECHNOLOGY -- 1.03%

  104,940  BERNA BIOTECH AG(1)
           Registered Shares                  1,346,741    0.40
           Produces vaccines for
           influenza, hepatitis, travel
           and general immunization.
           (Cost $1,621,187)

    3,200  SERONO SA
           Bearer Shares                      2,109,252    0.63
           Develops and markets
           biotechnology products.
           (Cost $1,286,721)
                                           ------------  ------
                                              3,455,993    1.03

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
BUILDING CONTRACTORS AND MATERIALS -- 3.01%
   44,000  HOLCIM LTD.
           Bearer Shares                   $ 10,096,083    3.01%
           Produces and markets various
           building materials, in
           addition to providing
           consulting and engineering
           services in all areas of the
           cement manufacturing
           process.(2)
           (Cost $8,518,239)
                                            ------------  ------
                                             10,096,083    3.01

CHEMICALS -- 11.17%

  210,000  CLARIANT AG
           Registered Shares                  4,994,961    1.49
           Specializes in color chemistry
           and manufactures a range of
           dyestuffs, pigments,
           chemicals, additives and
           master batches for the
           textile, paper, leather,
           plastics, synthetic fibers and
           paint industries.
           (Cost $4,515,837)

   37,200  GIVAUDAN
           Registered Shares                 14,996,976    4.46
           Manufactures and markets
           fragrances and flavors from
           natural and synthetic
           ingredients.(2)
           (Cost $12,335,646)

    2,250  GURIT-HEBERLEIN AG
           Bearer Shares                      1,738,561    0.52
           European market leader for
           wind screen bonding systems,
           ski based and optically pure
           thermoplastic sheeting for the
           auto industry.
           (Cost $2,223,639)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                    June 30, 2002

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
CHEMICALS -- (CONTINUED)
  101,000  LONZA GROUP AG
           Registered Shares               $  7,804,206    2.32%
           The leading supplier of active
           chemical ingredients,
           intermediates, and
           biotechnology solutions to the
           pharmaceutical and
           agrochemical industries.(2)
           (Cost $5,885,212)

   16,783  SIKA AG
           Bearer Shares                      4,499,373    1.34
           Leading producer of
           construction chemicals.
           (Cost $4,237,473)

   58,000  SYNGENTA AG
           Registered Shares                  3,485,924    1.04
           Produces herbicides,
           insecticides, and fungicides,
           and seeds for field crops,
           vegetables, and flowers.
           (Cost $3,330,557)
                                            ------------  ------
                                             37,520,001   11.17

ELECTRICAL ENGINEERING & ELECTRONICS -- 3.53%

  320,000  ABB LTD.
           Registered Shares                  2,848,888    0.85
           The holding company for ABB
           Group which is one of the
           largest electrical engineering
           firms in the world.
           (Cost $2,714,189)

    4,055  BELIMO HOLDING AG
           Registered Shares                  1,514,869    0.45
           World market leader in damper
           and volume control actuators
           for ventilation and air
           conditioning equipment.
           (Cost $1,259,329)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

    4,800  KABA HOLDING AG
           Registered Shares               $  1,032,050    0.31%
           Provides mechanical and
           electronic security systems.
           (Cost $1,095,718)

   79,000  LOGITECH INTERNATIONAL SA(1)
           Registered Shares                  3,673,184    1.10
           Manufactures personal computer
           input devices, as well as
           producing trackballs, desktop
           publishing programs and
           related software.
           (Cost $958,655)

    5,400  SAIA-BURGESS ELECTRONICS HOLDING AG
           Registered Shares                  1,796,009    0.53
           Develops and produces
           switches, motors and
           programmable control devices.
           The company's  products are
           mainly used in the automobile,
           heating & air conditioning and
           telecommunications industries.
           (Cost $1,485,298)

   11,000  THE SWATCH GROUP, LTD.
           Bearer Shares                        979,305    0.29
           Manufactures watches, watch
           components and
           microelectronics. Produces
           machine tools for scientific,
           medical and industrial use.
           (Cost $673,362)
                                           ------------  ------
                                             11,844,305    3.53

FINANCIAL SERVICES -- 3.12%

  330,000  CREDIT SUISSE GROUP
           Registered Shares                 10,476,718    3.12
           A global operating financial
           group.(2)
           (Cost $5,811,639)
                                           ------------  ------
                                             10,476,718    3.12

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                    June 30, 2002

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
FOOD & LUXURY GOODS -- 14.93%

      300  LINDT & SPRUNGLI AG
           Registered Shares               $  1,894,779    0.56%
           Major manufacturer of premium
           Swiss chocolates.
           (Cost $1,196,399)

  207,000  NESTLE SA
           Registered Shares                 48,262,447   14.37
           Largest food and beverage
           processing company in the
           world.(2)
           (Cost $12,427,540)
                                           ------------  ------
                                             50,157,226   14.93

INSURANCE -- 8.30%

   30,000  BALOISE HOLDING AG
           Registered Shares                  2,418,867    0.72
           Medium-sized insurer active in
           all sectors of insurance.
           (Cost $151,739)

  131,000  CONVERIUM HOLDING AG(1)
           Registered Shares                  6,768,729    2.02
           Provides life and non-life
           reinsurance worldwide.
           (Cost $6,691,423)

  156,000  SCHWEIZERISCHE
           RUCKVERSICHERUNGS-
           GESELLSCHAFT (SWISS
           REINSURANCE COMPANY)
           Registered Shares                 15,250,957    4.54
           Second largest reinsurance
           company in the world.(2)
           (Cost $6,931,866)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
INSURANCE -- (CONTINUED)
   17,000  ZURICH FINANCIAL SERVICES
           Registered Shares               $  3,432,440    1.02%
           Offers property, accident,
           health, automobile, liability,
           financial risk and life
           insurance and retirement
           products.
           (Cost $3,258,996)
                                           ------------  ------
                                             27,870,993    8.30

MACHINERY -- 3.05%

   39,000  SCHINDLER HOLDING AG
           Registered Shares                  7,075,186    2.11
           One of the world's largest
           elevator companies and a
           leading Swiss machinery
           enterprise.
           (Cost $5,760,264)

   14,900  SULZER AG
           Registered Shares                  3,163,609    0.94
           Manufactures and sells
           industrial equipment,
           machinery, and medical
           devices.
           (Cost $3,207,586)
                                           ------------  ------
                                             10,238,795    3.05

MISCELLANEOUS INDUSTRIES -- 0.54%

      750  DAETWYLER HOLDING AG
           Bearer Shares                      1,169,119    0.35
           Manufactures cable, rubber and
           plastic products, steel
           tubing, pharmaceutical
           packaging and industrial
           components.
           (Cost $1,249,175)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                    June 30, 2002

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
MISCELLANEOUS INDUSTRIES -- (CONTINUED)
   11,025  KOMAX HOLDING AG
           Registered Shares               $    622,254    0.19%
           Seller of wire processing
           machines. Most important
           markets are the car, household
           appliances, telecommunications
           and electronics industries.
           (Cost $415,378)
                                           ------------  ------
                                              1,791,373    0.54

MISCELLANEOUS MEDICAL SERVICES -- 0.52%

      546  GALENICA HOLDING
           Registered Shares                    509,938    0.15
           Manufactures and distributes
           prescription and
           over-the-counter drugs,
           toiletries and hygiene
           products.
           (Cost $490,462)

   14,500  STRAUMANN HOLDING AG
           Registered Shares                  1,247,060    0.37
           Develops, produces and sells
           surgical implants and
           instruments for dental
           medicine, jaw and face surgery
           worldwide.
           (Cost $1,075,486)
                                           ------------  ------
                                              1,756,998    0.52

MISCELLANEOUS SERVICES -- 6.34%

   76,500  ADECCO SA
           Registered Shares                  4,543,842    1.35
           Leading personnel and
           temporary employment company.
           (Cost $3,100,790)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
MISCELLANEOUS SERVICES -- (CONTINUED)
  270,000  COMPAGNIE FINANCIERE RICHEMONT AG(1)
           Bearer Shares                   $  6,140,899    1.83%
           Investment company with
           principal interests in luxury
           goods and tobacco.
           (Cost $3,309,623)

   33,200  SGS SOCIETE GENERALE DE
           SURVEILLANCE HOLDING SA
           Registered Shares                 10,595,982    3.16
           Provides a variety of
           industrial inspection,
           analysis, testing and
           verification services
           worldwide.(2)
           (Cost $9,507,695)
                                           ------------  ------
                                             21,280,723    6.34

PHARMACEUTICALS -- 31.27%

1,580,000  NOVARTIS AG
           Registered Shares                 69,482,632   20.69
           One of the leading
           manufacturers of
           pharmaceutical and nutrition
           products.(2)
           (Cost $21,636,240)

  470,000  ROCHE HOLDINGS LTD.
           Dividend Rights Certificates      35,527,112   10.58
           Worldwide pharmaceutical
           company.(2)
           (Cost $10,193,328)
                                           ------------  ------
                                            105,009,744   31.27
TELECOMMUNICATIONS -- 0.17%

    2,000  SWISSCOM AG
           Registered Shares                    581,872    0.17
           Operates public
           telecommunication networks and
           offers network application
           services.
           (Cost $517,471)
                                           ------------  ------
                                                581,872    0.17

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)                    June 30, 2002

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)
TRANSPORTATION -- 1.46%

   66,200  KUEHNE & NAGEL INTERNATIONAL
           AG
           Registered Shares               $  4,892,831    1.46%
           Operates sea freight, land and
           rail transportation businesses
           and warehousing and
           distribution facilities.
           (Cost $3,446,629)
                                           ------------  ------
                                              4,892,831    1.46

           TOTAL COMMON STOCKS
           (Cost $161,011,155)             $319,746,786   95.22%

           OTHER ASSETS IN EXCESS OF         16,046,112    4.78
           LIABILITIES
                                           ------------  ------
           NET ASSETS                      $335,792,898  100.00%
                                           ============  ======


--------------------------------------------------------------------------------
(1) NON-INCOME PRODUCING SECURITY.
(2) ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
SEE NOTES TO THE FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                    June 30, 2002

--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $161,011,155)................  $319,746,786
   Cash.....................................................       346,383
   Foreign currency (cost $12,104,706)......................    13,087,336
   Receivable for securities sold...........................     1,771,182
   Tax reclaims receivable..................................     1,308,618
   Prepaid expenses and other...............................           475
                                                              ------------
      Total assets..........................................   336,260,780
                                                              ------------
LIABILITIES:
   Advisory fees payable....................................       206,883
   Accrued audit and legal fees.............................       110,432
   Custody fees payable.....................................        74,755
   Administration fees payable..............................        40,784
   Transfer agent fees payable..............................        16,476
   Accounting fees payable..................................        15,617
   Accrued expenses and other...............................         2,935
                                                              ------------
      Total liabilities.....................................       467,882
                                                              ------------
      Net assets............................................  $335,792,898
                                                              ------------
COMPOSITION OF NET ASSETS:
   Paid in capital..........................................   170,513,929
   Undistributed net investment income......................     1,011,622
   Accumulated net realized gain from investment
     transactions...........................................     4,399,608
   Net unrealized appreciation on investments and foreign
     currencies.............................................   159,867,739
                                                              ------------
   Net assets...............................................  $335,792,898
                                                              ------------
NET ASSET VALUE PER SHARE:
   ($335,792,898 / 23,773,009 shares outstanding)...........  $      14.12
                                                              ============


--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)       For the Six Months Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $545,103)......   $ 3,121,008
   Interest.................................................       106,138
                                                               -----------
      Total Income..........................................     3,227,146
                                                               -----------
EXPENSES:
   Investment advisory fees.................................     1,284,443
   Professional fees........................................       173,586
   Directors' fees..........................................       136,298
   Administration fees......................................       136,446
   Custody fees.............................................        82,532
   Printing and shareholder reports.........................        71,785
   Accounting fees..........................................        51,941
   Franchise taxes..........................................        32,586
   Transfer agent fees......................................        31,574
   Miscellaneous............................................        35,535
                                                               -----------
      Total expenses........................................     2,036,726
                                                               -----------
      Net investment income.................................     1,190,420
                                                               -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES:
   Net realized gain from:
      Investment transactions...............................     4,357,182
      Foreign currency transactions.........................       375,610
   Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................    18,914,998
                                                               -----------
   Net Realized and Unrealized Gain on Investments and
     foreign currencies.....................................    23,647,790
                                                               -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................   $24,838,210
                                                               ===========


--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE             FOR THE
                                                             SIX MONTHS ENDED      YEAR ENDED
                                                             JUNE 30, 2002(1)   DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment (expenses in excess of) income..........     $  1,190,420       $    (793,778)
   Net realized gain from investment and foreign currency
      transactions........................................        4,732,792           6,224,569
   Net change in unrealized appreciation (depreciation) on
      investments and foreign currencies..................       18,914,998        (109,534,341)
                                                               ------------       -------------
   Net increase (decrease) in net assets from
      operations..........................................       24,838,210        (104,103,550)
                                                               ------------       -------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income..................................       (1,711,657)                 --
   Net realized capital gains.............................         (356,595)         (7,360,963)
                                                               ------------       -------------
      Total distributions to stockholders.................       (2,068,252)         (7,360,963)
                                                               ------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends....               --          16,795,124
   Value of shares repurchased through stock buyback......       (1,412,886)         (6,209,492)
                                                               ------------       -------------
   Total increase (decrease) from capital share
      transactions........................................       (1,412,886)         10,585,632
                                                               ------------       -------------
   Total increase (decrease) in net assets................       21,357,072        (100,878,881)

NET ASSETS:
   Beginning of period....................................      314,435,826         415,314,707
                                                               ------------       -------------
   End of period (including undistributed net investment
      income of $1,011,622 and $1,532,859,
      respectively).......................................     $335,792,898       $ 314,435,826
                                                               ============       =============


--------------------------------------------------------------------------------
(1) UNAUDITED.
SEE NOTES TO THE FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                For the
                                               Six Months
                                                 Ended                  For the Years Ended December 31,
                                                June 30,    --------------------------------------------------------
                                                2002(1)        2001        2000        1999        1998      1997(2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period......   $  13.16     $  17.92     $  17.52    $  19.07    $  16.48    $  12.07
                                                --------     --------     --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess
     of income)..............................       0.05        (0.03)        0.00(3)     0.01        0.00(3)    (0.02)
   Net realized and unrealized gain (loss) on
     investments(4)..........................       0.99        (4.34)        1.68       (0.60)       3.60        4.86
                                                --------     --------     --------    --------    --------    --------
   Total from investment operations..........       1.04        (4.37)        1.68       (0.59)       3.60        4.84
                                                --------     --------     --------    --------    --------    --------
   Gain from capital share repurchases.......       0.01         0.06         0.21        0.12        0.00        0.00
   Capital change resulting from the issuance
     of fund shares..........................         --        (0.14)       (0.12)         --          --          --
                                                --------     --------     --------    --------    --------    --------
LESS DISTRIBUTIONS:
   Dividends from net investment income......      (0.07)          --           --       (0.03)      (0.07)         --
   Distributions from net realized capital
     gains...................................      (0.02)       (0.31)       (1.37)      (1.05)      (0.94)      (0.43)
                                                --------     --------     --------    --------    --------    --------
   Total distributions.......................      (0.09)       (0.31)       (1.37)      (1.08)      (1.01)      (0.43)
                                                --------     --------     --------    --------    --------    --------
   Net asset value, end of period............   $  14.12     $  13.16     $  17.92    $  17.52    $  19.07    $  16.48
                                                ========     ========     ========    ========    ========    ========
   Market value per share, end of period.....   $  11.45     $  11.00     $  14.50    $  13.81    $  16.00    $  13.72
                                                ========     ========     ========    ========    ========    ========
TOTAL INVESTMENT RETURN:(5)
   Based on market value per share...........       4.86%      (22.10)%      15.06%      (7.06)%     23.82%      42.66%
   Based on net asset value per share........       8.25%      (24.94)%      12.11%      (1.09)%     22.89%      41.08%
RATIOS TO AVERAGE NET ASSETS:
   Expenses..................................       1.27%(6)     1.39%(7)     1.16%       1.11%       1.09%       1.17%
   Net investment income (expenses in excess
     of income)..............................       0.37%(6)    (0.23)%       0.01%       0.05%       0.01%      (0.14)%
SUPPLEMENTAL DATA:
   Net assets, end of period (000's).........   $335,793     $314,436     $415,315    $416,599    $469,916    $406,030
   Average net assets during period
     (000's).................................   $322,345     $341,806     $422,426    $428,072    $464,967    $354,923
   Stockholders of record(8).................      1,036        1,067        1,125       1,230       1,287       1,408
   Portfolio turnover rate...................         21%          32%          25%         14%         13%         13%

--------------------------------------------------------------------------------
(1) UNAUDITED.
(2) PER SHARE AMOUNTS FOR THE YEAR ENDED DECEMBER 31, 1997 HAVE BEEN RESTATED TO REFLECT 2:1 STOCK SPLIT EFFECTIVE OCTOBER 16, 1998.
(3) LESS THAN $.01 PER SHARE
(4) INCLUDES NET REALIZED CURRENCY GAIN (LOSS).
(5) TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. RETURNS FROM 1998 AND 1997 HAVE BEEN RESTATED TO REFLECT SUBSEQUENT CHANGES TO DIVIDEND REINVESTMENT CALCULATIONS.
(6) ANNUALIZED
(7) THE INCREASE IN THE FUND'S EXPENSE RATIO WAS ATTRIBUTABLE TO EXTRAORDINARY EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION OF DIRECTORS AND TERMINATION OF THE MANAGEMENT CONTRACT AND DEFENSE AGAINST A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
(8) NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO THE FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION

The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES

The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On June 30, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS

The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. SECURITIES LENDING

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan.

G. FOREIGN CURRENCY TRANSLATION

The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on the Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency.

H. ESTIMATES

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES

Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount in excess of $600 million. The Fund paid Hottinger & Cie $27,604 in brokerage commissions for the period ended June 30, 2002.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee of the Fund's board of directors. The Committee's allocations are based on its determination of the relative benefits the Fund and the Advisor derive from the expenditures. During the period ending June 30, 2002, the Committee allocated $5,780 of expenses incurred in connection with publicizing the Fund as follows: $2,890 to the Fund and $2,890 to the Advisor.

Forum Administrative Services, LLC ("FAdS") is the Fund's Administrator. FAdS receives, for its services, an annual fee based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates:
..08% on the first $250 million, .05% on the next $250 million, and .03% on assets in excess of $500 million. Prior to May 24, 2002, Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, served as the Fund's Administrator. For the period ended June 30, 2002, the Fund paid, $22,437 to FAdS and $114,009 to ICCC.

Forum Accounting Services, LLC ("FAcS") is the Fund's accountant. FAcS receives, for its services, a monthly fee of $5,000 plus an annual fee based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates: .01% of the first $500 million and .005% on assets in excess of $500 million. FAcS also receives reimbursement for certain, reasonable out-of-pocket expenses. Prior to May 24, 2002, ICCC served as the Fund's accountant. For the period ended June 30, 2002, the Fund paid, $8,735 to FAcS and $43,206 to ICCC.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S. Inc., Hottinger & Cie (Zurich) and/or FAdS or FAcS. These persons are not paid by the Fund for serving in these capacities.

NOTE 3 -- OTHER FEES

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

PFPC Inc. is the Fund's transfer agent. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $15,000 per annum in compensation, except for the Chairman of the Audit Committee, who the Fund pays an annual fee of approximately $16,500. In addition, the Fund pays each unaffiliated director $750 for each directors' meeting attended and $750 for each committee meeting attended, if it is held sepa-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

rately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 50 million  shares of capital  stock.  HCC
owned  107,946  of  the  23,773,009   shares   outstanding  on  June  30,  2002.
Transactions in capital shares were as follows:

                         For the Period Ended        For the Year Ended
                                June 30, 2002         December 31, 2001
                       ----------------------   -----------------------
                         Shares        Amount      Shares        Amount
                       --------   -----------   ---------   -----------
Dividend
  Reinvestments              --            --   1,177,572   $16,795,124
Repurchased            (119,700)   (1,412,886)   (463,600)   (6,209,492)
                       --------   -----------   ---------   -----------
Net increase
  (decrease)           (119,700)  $(1,412,886)    713,972   $10,585,632
                       ========   ===========   =========   ===========

NOTE 5 -- INVESTMENT TRANSACTIONS

The aggregate  cost of purchases and proceeds from sales of  investments,  other
than  short-term  obligations,   for  the  period  ended  June  30,  2002,  were
$63,687,393 and $70,113,499, respectively.

On June 30, 2002 aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $159,682,855 and aggregate gross unrealized depreciation of all securities in which there was an excess of tax cost over value was $947,224.

NOTE 6 -- STOCK REPURCHASE PROGRAM

Pursuant to authorization by the Board of Directors, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and continued purchases in 2000 and 2001. The Board has authorized the purchase of up to one million shares in 2002. During the period ended June 30, 2002 the Fund repurchased and retired 119,700 shares at an average price of $11.80 per share (including brokerage commissions) and a weighted average discount of 16.67%. The total cost of these repurchases was $1,412,886.

NOTE 7 -- LITIGATION

On April 2, 2001 and May 8, 2001 two complaints were filed in purported class actions on behalf of stockholders of the Fund in the Court of Chancery of the state of Delaware by individuals claiming to be Fund stockholders against the Fund, each of its Directors and Hottinger Capital Corp., the Fund's Investment Advisor (collectively, the "defendants"). The complaints in these cases, entitled Kimberly Kahn vs. Paul Hottinguer et al. and Charles Miller vs. Paul Hottinguer et al., allege that the defendants have: (A) breached fiduciary duties to stockholders and violated Section 109(a) of the Delaware General Corporation Law by adopting amendments to the Fund's Bylaws requiring a vote of 75% of the Fund's outstanding shares to alter, amend or repeal the Bylaws or to adopt other bylaws; (B) breached fiduciary duties to stockholders by adopting amendments to the Fund's Bylaws requiring nominees for election as directors to satisfy certain qualifications; and (C) breached fiduciary and contractual duties through the manner in which the Fund effected a capital gains distribution in December 2000. The complaints seek as relief among other things:
(i) a declaration that the defendants have breached their fiduciary duties to stockholders and that the amendments to the Bylaws are null and void; (ii) an injunction in connection with any meeting of stockholders preventing the defendants from enforcing the Bylaw amendments; and (iii) certain unspecified damages. The claims relating to the Bylaws were dismissed as moot by stipulation of the parties to the litigation. In addition, the defendants have moved to dismiss the capital gains distribution claims because the defendants believe that the plaintiffs fail to state a claim upon which relief can be granted.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

PROXY RESULTS

At the Annual Meeting of Stockholders, held on May 23, 2002 shares were voted as follows on the five proposals presented to the Stockholders:

1. To elect three Class II Directors to serve for a three year term and until their successors are elected and qualified.

                                   For       Withheld
                                ----------   ---------
   The Baron Hottinger          17,407,675   3,271,700
   Didier Pineau-Valencienne    17,369,780   3,309,595
   Samuel B. Witt, III          17,398,173   3,281,202

In connection with the election of directors, there were no abstentions. Brokers were not permitted to cast "broker non-votes" and no such votes were included in the above totals.

2. To approve the continuation of an amendment of the Fund's By-Laws specifying minimum director qualifications.

                                            % of Votes
                                           For/Against
                                           -----------
   For                          7,842,089      (59.3%)
   Against                      5,388,159      (40.7%)
   Broker Non-Votes             7,268,623
   Abstentions                    180,504

3. To approve the continuation of an amendment of the Fund's By-Law's providing that stockholders seeking to act under the Fund's advance notice By-Law indicate whether they will solicit proxies.

                                            % of Votes
                                           For/Against
                                           -----------
   For                          7,648,667      (58.0%)
   Against                      5,537,458      (42.0%)
   Broker Non-Votes             7,268,619
   Abstentions                    224,631

4. To approve the continuation of an amendment of the Fund's By-Law's providing that only stockholders of record may submit proposals under the Fund's advance notice By-Law.

                                            % of Votes
                                           For/Against
                                           -----------
   For                          8,016,598      (60.4%)
   Against                      5,246,060      (39.6%)
   Broker Non-Votes             7,268,621
   Abstentions                    148,095

5. To approve the continuation of an amendment of the By-Laws increasing to 75 percent from a majority the percentage of outstanding shares required to amend the By-Laws.

                                            % of Votes
                                           For/Against
                                           -----------
   For                          6,733,482      (50.9%)
   Against                      6,486,327      (49.1%)
   Broker Non-Votes             7,268,621
   Abstentions                    190,945

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

PRIVACY POLICY

The Swiss Helvetia Fund, Inc. believes that the privacy of its stockholders is extremely important. We are firmly committed to protecting any personal and financial information you provide to us. When you provide us personal information, we use it only to develop and deliver products and services that you request. For example, we may disclose information to affiliates and service providers who work with us. We will also use or disclose your personal information if required by or in conformity with legal or regulatory requirements. We require our officers, affiliates and service providers to maintain appropriate safeguards to ensure the security of your non-public personal information. Otherwise, we do not disclose any information about current or former stockholders.

LIMITS OF USE OF PERSONAL INFORMATION

We limit the use, collection and retention of stockholder information to what we believe is necessary to provide personal financial service and related products. We collect information about our stockholders from sources such as applications and other required forms as well as from account and website and other communications. Access to this information is limited to only those people who require that information to service your account.

ACCURACY OF PERSONAL INFORMATION

We strive to keep your personal and financial information accurate. If our records are incorrect or out-of-date, please notify us immediately by contacting the Fund at 1-888-794-7700.

CHANGES TO OUR POLICIES

If you have any questions about our privacy policy, please contact Mr. Rudolf Millisits at 1-888-794-7700. We may, in our discretion, change this Privacy Policy at any time. If we make material changes we will provide you with notice of these changes.

Sincerely,

The Swiss Helvetia Fund, Inc.